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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported):
                                October 20, 2005

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                          RELIANCE STEEL & ALUMINUM CO.
             (Exact name of registrant as specified in its charter)

         California                   001-13122               95-1142616
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
      of incorporation)                                 Identification Number)

                          350 S. Grand Ave., Suite 5100
                              Los Angeles, CA 90071
                    (Address of principal executive offices)

                                 (213) 687-7700
              (Registrant's telephone number, including area code)

                                 Not applicable.
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

On October 20, 2005, the Company issued a press release announcing financial results for the quarter ended September 30, 2005. Attached hereto as Exhibit
99.1 is a copy of the Company's press release dated October 20, 2005 announcing the Company's financial results for this period.

The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

          (a)  Financial Statements of Businesses Acquired.
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               Not Applicable.

         (b)   Pro Forma Financial Information.
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               Not Applicable.

         (c)   Exhibits.
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               Exhibit No.      Description
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               99.1 Press Release dated October 20, 2005 (included herewith).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                RELIANCE STEEL & ALUMINUM CO.


Dated: October 20, 2005                         By  /s/ Karla Lewis
                                                    ----------------------------
                                                    Karla Lewis
                                                    Executive Vice President and
                                                    Chief Financial Officer

                          RELIANCE STEEL & ALUMINUM CO.

                                    FORM 8-K

                                INDEX TO EXHIBITS

Exhibit No.  Description
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99.1         Press Release dated October 20, 2005 (included herewith).